UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 5, 2007
                                                 -------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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           (Exact name of the depositor as specified in its charter)

  JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., Nomura Credit & Capital, Inc., Eurohypo AG, New York Branch and Natixis Real Estate Capital Inc.
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             (Exact name of sponsors as specified in their charters)


        New York                    333-140804-03               13-3789046
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(State or other jurisdiction   (Commission File Number    (IRS Employer
of incorporation of depositor)   of issuing entity)       Identification No.
                                                            of depositor)

            270 Park Avenue
            New York, New York                                  10017
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(Address of principal executive offices of depositor)   (Zip Code of depositor)


Depositor's telephone number, including area code    (212) 834-9280
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the corrected Pooling and Servicing Agreement (as defined below).

      Attached as Exhibit 4 is the corrected Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11. On July 5, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and LaSalle Bank National Association, as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11 (the "Certificates"). The Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, having an aggregate initial principal amount of $5,001,325,000, were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Natixis Securities North America Inc. and Commerzbank Capital Markets Corp. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 28, 2007, by and among the Depositor and the Underwriters.

       This Form 8-K/A filing replaces, in its entirety, the Pooling and Servicing Agreement filed under Item 9.01, Exhibit No. 4 pursuant to Form 8-K, dated July 5, 2007 and filed on July 20, 2007.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial  Statements,  Pro Forma Financial Information and
            Exhibits.
            --------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of June 28, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities LLC, Commerzbank Capital Markets Corp. and Natixis Securities North American Inc., as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as Depositor, Wachovia Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer and LaSalle Bank National Association, as trustee. (Filed herewith).

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of July 1, 2007 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between UBS Real Estate Securities Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, between Natixis Real Estate Capital, Natixis Commercial Mortgage Funding , LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Natixis Real Estate Capital and Natixis Commercial Mortgage Loan Funding, LLC.

Exhibit 10.6 Mortgage Loan Purchase Agreement, dated as of July 1, 2007, among AIG Mortgage Capital, LLC, SOME II, LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

Exhibit 10.7 ISDA Master Agreement relating to the Class A-2FL Certificates, dated as of July 5, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11.

Exhibit 10.8 Schedule to the ISDA Master Agreement relating to the Class A-2FL Certificates, dated as of July 5, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11.

Exhibit 10.9 Confirmation to the ISDA Master Agreement relating to the Class A-2FL Certificates, dated as of July 5, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 3, 2007                 J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By:     /s/ Emanuel A. Chrysoulakis
                                           -------------------------------------
                                           Name: Emanuel A. Chrysoulakis
                                           Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.       Description                                     Electronic (E)
--------------    -----------                                     --------------

4                 Pooling and Servicing Agreement, dated as             (E)
                  of July 1, 2007, by and among J.P. Morgan
                  Chase Commercial Mortgage Securities Corp., as Depositor, Wachovia Bank, National
                  Association, as master servicer, CWCapital
                  Asset Management LLC, as special servicer and LaSalle Bank National Association, as trustee.